March 2020 Business Update March 16, 2020 NASDAQ: SESN For investor purposes only

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical development of our protein therapies, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward- looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various important factors, including: our projected financial position and estimated cash burn rate, expectations regarding the completion of our BLA filing, the possibility that the available preliminary data of the Phase 3 VISTA Trial are not indicative of final data from all patients in the Phase 3 VISTA Trial and/or that the final data may not be positive with regard to the safety or efficacy of Vicinium®, expectations regarding physicians’ decisions to prescribe Vicinium, if approved, our ability to successfully develop our product candidates and complete our planned clinical programs, the potential advantages or favorabilityof our product candidates, our ability to obtain marketing approvals for our product candidates, expectations regarding our ongoing clinical trials and future post-marketing confirmatory trials, availability and timing of data from clinical trials, the adequacy of any clinical models, expectations regarding regulatory approvals, our ability to obtain, maintain and protect our intellectual property for our technology and products, other matters that could affect the financial performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other reports on file with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this presentation are made as of the date hereof, and Sesen Bio assumes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise except as required by applicable law. For investor purposes only 2

MARCH 2020 BUSINESS UPDATE • Significant unmet medical need for patients, caregivers and payers • Highly differentiated mechanism of action and clinical profile • New market research supports large commercial opportunity • Clear regulatory path forward ForFFoor iininvestornveeststoor ppurposesuurrpoposeses onlyoonnllyy 3

IN BLADDER CANCER, THE UROLOGIST GUIDES THE PATIENT JOURNEY


BLOOD IN URINE
See PCP; therapeutic trial of antibiotics prescribed
See blood in urine; try different antibiotic
Still see blood in urine
Confusion and concern on problem
REFERRED TO UROLOGIST
Begin tests
CT Scan
Cytology
Cystoscopy
Bladder MRI
TURBT
Fear, anxiety
DIAGNOSIS
Shock and emotional struggle
Preparing for 1st cancer treatment
BCG
Testing
Hope treatment is working
BCG
Testing
BCG again
Fear cancer is progressing
BCG again
More testing
TUMOR HAS RECURRED
BCG has failed
What's next?
Urologist visit
UROLOGIST MAKES TREATMENT CHOICE
BLADDER REMOVAL (Surgeon)
INTRAVESICAL TREATMENT (Urologist)
INTRAVENOUS TREATMENT (Medical Oncologist)

80,000 BLADDER CANCER PATIENTS DIAGNOSED EACH YEAR WITH $6B IN HEALTHCARE COSTS PROJECTED IN 2020[1,2]

For investor purposes only

Source: [1]CDC, Bladder Cancer statistics, [2]Svatek RS, et al. Eur Oncol. 2014. Refer to slides 21-22 in the appendix for supporting patient experience data.

4

Highly Differentiated Mechanism of Action



Mechanism 1:
Kills cell directly
Mechanism 2:
Activates immune system
Vicinium selectively targets EpCAM on cancer cells while generally leaving healthy cells alone
Vicinium causes immunogenic cell death by triggering damage-associated molecular patterns (DAMPs)
DAMPs
Neoantigen release
APC Activation
Neoantigen presentation and T cell activation
T cells recognize neoantigen and kill cancer cells
T cell proliferation
Memory T cell
Exotoxin A Payload
Non-cleavable peptide Linker
Antibody Fragment
Vicinium

For illustrative purposes only. Based on preclinical studies, we believe Vicinium works via a dual mechanism of action.

5

Highly Differentiated Clinical Profile Efficacy Data Safety Data 3 month response data Intravesical administration • CIS: 40% complete response rate • Bladder wall serves protective function • Papillary: 71% recurrence-free rate • Preference of FDA* and most Urologists Durability of response Clinical experience • CIS: 52% duration of 9 months (12 months of • 243 patients exposed to Vicinium for periods up therapy) to 782 days across all clinical trials • Papillary: Median time to recurrence of 402 days • Average patient received 15 instillations of BCG Positive time to cystectomy data Differentiated safety profile • 76% of patients are cystectomy-free for 3 years • 95% of all AEs were Grade 1 or 2 • Significant cost savings to healthcare system • Only 4% of patients experienced a treatment- related Grade 3-5 AE Encouraging survival data Favorable tolerability • Overall survival is 98% at 12 months • Low discontinuation rate due to AEs (3%) • No age-related increase in AEs For investor purposes only *As referenced in FDA NMIBC Guidance for Industry, February 2018. 6 Source: Phase III data as of the May 29, 2019 data cut.

1Q 2020 Intent-to-Prescribe Market Research Results We conducted 30-minute interviews with 34 high- prescribing Urologists to assess their views of the Vicinium profile vs. the Keytruda profile based on available clinical information For investor purposes only 7

Market Research Input
Profile of Emerging Treatments for NMIBC

	Keytruda Profile	Vicinium Profile
Mechanism of Action	Binds to the PD-1 receptor, blocking both PD-L1 and PD-L2 from interacting with PD-1 to help restore T cell-mediated immune responses to attack the tumor	Selectively targets and kills bladder cancer cells while sparing healthy cells, while also activating the immune system to attack the tumor
Indication	• Carcinoma *in situ*	• Carcinoma *in situ* • High-risk papillary (Ta/T1)
	2nd line use for patients who have failed following at least 2 courses of BCG (minimum 7 doses), and still have evidence of disease	2nd line use for patients who have failed following at least 2 courses of BCG (minimum 7 doses), and still have evidence of disease
	Limitations: Only patients ineligible for or refusing cystectomy	Limitations: None (anticipated upon FDA review)
Mode of Administration	Intravenous	Intravesical
Dosing Regimen	Every 3 weeks	Induction Weeks 1-6: twice weekly Weeks 7-12: once weekly Maintenance Every 2 weeks
Generally Administered By	Medical Oncologist	Urologist

Source: Dec. 2019 FDA briefing book for Keytruda profile; Dec. 2019 BLA submission for Vicinium profile.
This slide is intended for market research purposes only and is not intended for marketing purposes.

8

Market Research Input Clinical Data from Emerging Treatments for NMIBC Keytruda Profile Vicinium Profile Efficacy N=102 N=89 Complete Response Rate • At 3 Months 41% (CI: 32-51) 40% (CI: 30-51) • At 12 Months 20% 17% • At 18 Months 13% 11% 76% of patients were cystectomy-free Time to Cystectomy No data reported (not a clinical trial endpoint) at 36 months (n=133) Safety N=102 N=133 Treatment-Related Grade 3-5 AEs 13% 4% Discontinuation due to an AE 10% 3% Source: Dec. 2019 FDA briefing book for Keytruda profile; Dec. 2019 BLA submission for Vicinium profile. For investor purposes only This slide is intended for market research purposes only and is not intended for marketing purposes. 9

Market Research Results High Prescribing Urologists Prefer Vicinium Profile: Key Attributes Extremely 10.0 9.0 8.6 8.2 8.2 8.0 7.0 6.2 6.0 5.8 5.4 5.2 5.0 4.0 3.4 Average Rating Average 3.0 2.0 1.0 Not at all 0.0 Efficacy Safety Ease of integration Interest in use of product Vicinium Profile Keytruda Profile Source: Emerging Treatment In-Depth-Interviews (IDIs) with High BCG-Treating UROs, 1Q 2020, N=34 For investor purposes only This slide is intended for market research purposes only and is not intended for marketing purposes. 10

Market Research Results High Prescribing Urologists Prefer Vicinium Profile: Intent to Prescribe Urologists generally choose branded Urologists who prefer branded agents state they agents over radical cystectomy would choose the Vicinium profile over the 90% 90% 83% Keytruda profile 80% 80% 80% 70% 70% 60% 60% 50% 50% % of patients 40% % of patients 40% 30% 30% 20% 20% 20% 17% 10% 10% 0% 0% Branded Agent Radical Cystectomy Vicinium Keytruda (Vicinium or Keytruda) Profile Profile For investor purposes only Source: Emerging Treatment In-Depth-Interviews (IDIs) with High BCG-Treating UROs, 1Q 2020, N=34 11 This slide is intended for market research purposes only and is not intended for marketing purposes.

Market Research Results Reasons Urologists Prefer Vicinium Profile • Urologists strongly prefer to retain ownership of patient journey – High degree of reluctance to refer to Medical Oncologists – Fear of losing follow-up diagnostics with patient after treatment referral • Urologists perceive favorable product profile for Vicinium – Comparable efficacy and favorable safety/tolerability relative to Keytruda profile – Compelling time-to-cystectomy data • Urologists perceive administration of Vicinium as highly consistent with office operations – Treatment protocol for Vicinium identical to BCG – Many Urologists are less familiar with intravenous chemotherapy side effects • Urologists perceive negative psychological effects of intravenous chemotherapy on patients – Stigma of seeing an Oncologist/going to large academic medical center – Patient perception of more advanced disease (e.g. terminal patients) Source: Emerging Treatment IDIs with High BCG-Treating UROs, 1Q 2020, N=34 For investor purposes only This slide is intended for market research purposes only and is not intended for marketing purposes. 12

Highly Concentrated Prescriber Base Allows for Efficient Commercial Model aRI8URORJ\SUDFWLFHVKDYH•8URORJLVWV1 BCG Prescribers2 100% 90% 80% 70% 60% ~1,500 Urologists treat 75% of patients % of % Patients 50% 40% 30% 20% 10% 0% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 4,800 For investor purposes only 1AUA State of the Urology Workforce and Practice in the United States. 2017. 2Health Verity 2019. 13

Pricing and Reimbursement US Benchmarks


Price Reference
(Annual Cost)
$200K
Keytruda1
$150K
$100K
$50K
$0K
Anticipated competitive pricing


Payer Management Responses to Pricing2
100%
50%
0%
Proportion of Payers
$30 K
$60 K
$90 K
$150 K
Key:
Unrestricted Coverage
PA to Label
PA to Trial
Risk of Step Edit*
Not on Formulary

Sources: [1]Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List as of 1Q 2020.
[2]Payer Interviews, ClearView Analysis, n=10, March 2019.
*Note: Payers cited a possibility of using a step edit, but could not be certain, as the ability to use a step edit is new to their organization's Medicare Advantage medical benefit. PA = Prior Authorization

For investor purposes only

14

Significant Progress in 2019 4 Pivotal Face-to-Face Meetings Lead to BLA Submission of Clinical/Nonclinical Data 9 May 2019: FDA Accepts CMC Analytical Comparability Plan • No additional clinical trials deemed necessary at this time, subject to final review of comparability data in the BLA 9 June 2019: FDA Recommends Accelerated Approval Pathway and Rolling Review • Nonclinical data, clinical pharmacology data, and the safety database are sufficient to support a BLA submission 9 November 2019: Gained alignment with FDA on post-marketing confirmatory trial • Creates opportunity for future label expansion in broader population 9 December 2019: Gained alignment with the FDA on the final content of the BLA • Shared commitment to accelerate the timing of the pre-license inspection December 2019: Initiated BLA submission for Vicinium under Rolling Review For investor purposes only 15

Regulatory Path Forward

sesen bio

Key CMC activities in 2020 are designed to demonstrate analytical comparability between commercial and clinical supply for the finalization of the BLA submission

2019	2020				2021	
4Q	1Q	2Q	3Q	4Q	1Q	2Q
Initiated BLA submission				Finalize BLA submission	Potential approval	
CMC Pre-BLA meeting	FUJIFILM Pre-PPQ CMC manufacturing run	FUJIFILM BDS PPQ campaign	Baxter DP PPQ campaign			

Demonstrate analytical comparability between commercial and clinical supply

For investor purposes only

CMC = chemistry, manufacturing and controls; BLA = Biologics License Application; PPQ = process performance qualification; BDS = bulk drug substance; DP = drug product; ODAC = Oncologic Drug Advisory Committee.

16

Financial Overview as of December 31, 2019 Cash position • Ending cash and cash equivalents of $48.1M • Sufficient cash to fund key strategic priorities into 2021 Capital structure • 106.8 M shares of common stock outstanding – No preferred stock – 136 M fully diluted1 • No Debt For investor purposes only 1Fully diluted shares include outstanding warrants and stock options as of December 31, 2019. 17

2019 KEY HIGHLIGHTS • Significant unmet medical need for patients, caregivers and payers • Highly differentiated mechanism of action and clinical profile • New market research supports large commercial opportunity • Clear regulatory path forward ForFFoor iininvestornveeststoor ppurposesuurrpoposeses onlyoonnllyy 18

Talented and Experienced Leadership Team Prepared for Commercial Launch Senior Management Board of Directors Omar Rifi Thomas Cannell, DVM Jay Duker, M.D. Vice President, Business Development President, CEO and Director Chair of the Board of Directors and Alliance Management Carrie L. Bourdow Monica Forbes Louise Stejbach Director Chief Financial Officer Commercial Advisor Thomas Cannell, DVM President, CEO and Director Glen MacDonald, Ph.D. Jeannick Cizeau, Ph.D. Chief Technology Officer Head of Research Jane V. Henderson Director Erin Clark Jeanette Kohlbrenner Vice President, Corporate Strategy Human Resources Advisor and Investor Relations Jason Keyes Director Mark Sullivan General Counsel and Daniel S. Lynch Corporate Secretary Director For investor purposes only 19

Appendix - Table of Contents Section Slide number Patient Journey 21-22 Unmet Medical Need 23-26 Dual Mechanism of Action 27-29 Regulatory 30-34 Clinical Data 35-49 Commercial Opportunity 50-55 Manufacturing & Supply Chain 56-60 Intellectual Property 61-62 For investor purposes only 20

Appendix Patient Journey For investor purposes only 21

Patient surveys have shown that the experience of those with bladder cancer is one of the poorest1 Key Drivers of Poor Patient Journey in Bladder Cancer vs. Average Experience Among 5 Most Common Cancers2 90 86 80 75 72 68 70 65 60 50 47 40 30 % of Patients Who Had Experience % of Patients 20 10 0 Most CommonCategory Bladder 1Most Common Category Bladder 3Most Common Category Bladder 2 Cancers Cancer Cancers Cancer Cancers Cancer Treatment Options Doctor/Patient Interaction Patient Support Programs3 1Cancer Patient Experience Survey 2011/12. Department of Health. N=71,793. https://www.quality-health.co.uk/resources/surveys/national- cancer-experience-survey/201112-national-cancer-patient-experience-survey-1/201112-national-cancer-patient-experience-survey- For investor purposes only reports/495-cancer-patient-experience-survey-national-report-2011-12/file. 2Most common cancers include breast, lung, prostate, colorectal, 22 and skin cancers. SEER Database. https://seer.cancer.gov/statfacts/html/urinb.html. 3Includes self-help groups and financial assistance.

Appendix Unmet Medical Need For investor purposes only 23

Significant Unmet Medical Need in NMIBC ~440,000 Bladder cancer is the 6th most prevalent cancer in the US, of which 75%-85% is NMIBC2,3 new cases each year globally1 Bladder cancer is the most expensive cancer to treat in the US with projected costs of ~$6B by 20204 One of the worst patient experiences among common cancers BCG SHORTAGEBCG Survival rates for bladder cancer have decreased in recent years in the UK, during which is complicating patient care time there was also a BCG shortage5 For investor purposes only 1Bray F et al. CA Cancer J Clin, 2018. 2Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3Siegel et al. CA Cancer J 24 Clin, 2019. 4Svatek RS, et al. Eur Oncol. 2014. 5Office of National Statistics, Aug 2019 Report.

Our Phase III data suggests Vicinium is cystectomy-sparing by significantly delaying or avoiding cystectomy for patients Your Bladder: An Essential Organ Radical Cystectomy: Life-Altering Surgery ƒ Self-controlled storage organ in ƒ Often a 10 hour or longer surgery the body ƒ In women, removal of the entire ƒ Holds urine for release so the bladder includes removal of the body is not exposed to harmful uterus, fallopian tubes, ovaries and toxins and waste cervix, part of the vaginal wall, and surrounding tissue ƒ Part of the urinary system; partners with lungs, skin, and ƒ In men, removal of the entire bladder intestines to keep chemicals and includes removal of the prostate, water in the body balanced and seminal vesicles, and surrounding healthy tissue ƒ Integrated with male and female ƒ Radical cystectomy requires life-long reproductive systems catheterization and urinary diversion 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy For investor purposes only Sources and Additional Information: Bladder Cancer Advocacy Network (BCAN). Bladder Removal Surgery. May 2017. 25

Latest global BCG shortage expected to last through 2020

2012	2013	2014	2015	2016	2017	2018	2019	2020
Sanofi suspends production of BCG Connaught strain during facility renovations		Merck announces shortages of BCG Tice strain			Sanofi discontinues all global production of BCG Connaught strain		Merck announces supply constraints of BCG Tice strain expected to last throughout 2020	

BCG Shortage Current Events:

- Since 2012, Merck has been the sole supplier of BCG in the US and the majority of countries worldwide.
- Merck has changed its TICE BCG distribution strategy, now allocating exclusively to distributors and wholesalers based on product supply and historical purchasing patterns.
- Merck anticipates this global supply constraint to continue throughout 2020.
- Prominent groups such as AUA, BCAN, and the LUGPA are advocating with the FDA and payers to find solutions.
- The AUA has issued updated guidance for high-risk NMIBC to maximize patient care, including decreased dosing, delayed maintenance therapy, first line use of alternative therapies, and earlier surgical intervention via radical cystectomy.

Sources and Additional Information:
Wall Street Journal. *Sanofi to Stop Production of Bladder Cancer Drug BCG.* Peter Loftus. 2016.
https://www.auanet.org/practice-resources/bcg-info/bcg-shortage-notice
https://www.bcan.org/2019-bcg-shortage-bladder-cancer/

For investor purposes only

26

Appendix Dual Mechanism of Action For investor purposes only 27

Vicinium is Highly Differentiated and has a Dual Mechanism of Action

- Fusion protein consisting of an antibody fragment and a cytotoxic payload
- Small size facilitates tumor penetration and greater drug delivery
- Selectively targets cancer cells while generally sparing healthy cells
- Inhibits protein synthesis and kills both rapidly proliferating and slow-growing cancer cells
- Effective against multi-drug resistant cancer cells


Dual MoA
Selectively targets EpCAM to destroy cancer cells by immunogenic cell death
Immunogenic cell death activates a T cell-mediated immune response to attack the tumor

For investor purposes only

Based on preclinical studies, we believe Vicinium works via dual mechanism of action.

28

The high somatic mutation rate in bladder cancer may lead to a better response to agents such as Vicinium that may stimulate T cell-mediated immune activation driven by neoantigens For investor purposes only Adapted from Zahir et al. Nature Medicine, 2017 29

Appendix Regulatory For investor purposes only 30

Our long-term relationship with the agency has allowed us to shape our nonclinical and clinical program in alignment with FDA guidance 2018 FDA Guidance Vicinium Clinical Program • Conduct nonclinical studies to assess toxicity in animal models 9 • Conduct nonclinical studies to demonstrate anti-tumor activity 9 • Conduct nonclinical studies to determine optimal dose and schedule 9 • Examine anti-tumor activity and optimal dose schedule in early phase clinical trial 9 • Papillary cohort endpoint of recurrence-free survival (time to event endpoint) 9 • CIS studied in single-arm trial with CRR & DoR as primary endpoints 9 • Papillary cohort not in primary efficacy endpoint 9 • Prefer intravesical vs. systemic 9 • Specifically define trial entry criteria 9 • Definition of BCG-unresponsive disease 9 • 2004 WHO classification for tumor grading 9 • Central pathology review of biopsy tissue and urine cytology 9 • Collect data on patients’ previous anti-cancer therapies 9 • Enroll patients who reflect clinically relevant patient population 9 • Optimize risk-benefit balance with dose selection 9 • Definition of CRR 9 • Collect time to cystectomy data 9 • Lower bound of 95% confidence interval rules out clinically unimportant CRR 9 • Nonclinical studies to determine need for evaluation of systemic toxicity 9 • Consistent efficacy and safety data across Phase I, II and III trials 9 For investor purposes only Source: FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018. 31 CRR, Complete Response Rate; DoR, Duration of Response; BCG, bacillus Calmette-Guérin; WHO, World Health Organization. 31

Vicinium demonstrates a strong benefit-risk profile in our Phase III Trial Efficacy Surrogate Time to Health Endpoints Cystectomy Outcomes Benefit Risk : Safety and Tolerability Selectively targets cancer cells while generally avoiding healthy cells Favorable profile relative to BCG, Valstar, checkpoint inhibitors No dose or age-related increase in AEs Intravesical administration 2018 FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment Phase III clinical trial is an open-label, multicenter, single-arm Phase III registration trial for the treatment of high-risk NMIBC patients who are designated to be BCG- For investor purposes only unresponsive after adequate treatment with BCG. Adequate BCG is defined as at least two courses of BCG with at least five doses in the first course and two in the 32 second. Preliminary data as of May 29, 2019 data cut.

Initiation of Vicinium BLA submission under Rolling Review on December 6, 2019 Oncology Products Reviewed by FDA 2006 - 2015 Phase Probability of Approval Products at end of Phase I 5% Products at end of Phase II 8% Products at end of Phase III 33% Products with BLA Submission 82% As part of a comprehensive analysis done for the Biotechnology Innovation Organization (BIO), a total of 9,985 clinical and regulatory phase transitions (phase advancement or development suspension) were recorded and analyzed from 7,455 development programs, across 1,103 companies. For investor purposes only Sources: FDA applications for oncology products 2006 – 2015. Thomas D.W. et al., Clinical development success rates 2006-2015. 2016. Bio, BioMedTracker and Amplion. 33

Key Elements of BLA Submission for Vicinium

We initiated our BLA submission under Rolling Review on December 6th and believe this significantly de-risks the regulatory path to approval

Module 1

- General corporate information
- Patent information and exclusivity
- Waivers
- Draft Label
- Risk management plan

Expected to be submitted in 2020:

- Draft carton and container labels
- Promotional materials

Module 2

- Introduction to summary
- Quality overall summary
- Non-clinical overview
- Clinical overview
- Non-clinical written and tabulated summaries
  - Pharmacology
  - Pharmacokinetics
  - Toxicology
- Clinical summaries
  - Biopharmaceutical studies
  - Pharmacology studies
  - Clinical Efficacy
  - Clinical Safety

Module 3

- Drug substance
  - Manufacturer
  - Facility information
  - Batch records
  - Validation Master Plans
- Drug product
  - Manufacturer
  - Facility information
  - Batch records
  - Validation master plans

Expected to be submitted in 2020:

- Drug substance PPQ data
- Drug product PPQ data
- Analytical comparability study
- Analytical method validation

Module 4

- 24 Non-clinical studies
- 30 Non-clinical reports
  - Pharmacology
    - 19 reports
  - Pharmacokinetics
    - 4 reports
  - Toxicology reports
    - 7 reports

Module 5

- List of clinical studies
- Phase 1, 2 and 3 Clinical Study Reports
- Integrated Summary of Efficacy
- Integrated Summary of Safety
- Case Report Forms

For investor purposes only

34

Appendix Clinical Data For investor purposes only 35

Phase III Trial: Patient Demographics COHORT 1COHORT 2COHORT 3 CHARACTERISTICS CIS that was refractory or CIS that recurred >6 Papillary tumors (without recurred within 6 months PRQWKVEXW”PRQWKVRI CIS) that were refractory of adequate BCG adequate BCG or recurred within 6 months of adequate BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 86 7 40 Evaluable patients at 9-months 86 7 40 Evaluable patients at 12-months 86 7 40 Mean age (years) 73 67 75 Males/Females 63/23 6/1 34/6 Mean prior treatment for NMIBC BCG cycles (courses) 3 (range 2-13) 3 (range 2-13) BCG cycles (instillations) 16 (range 8-45) 15 (range 7-48) Intravesical chemotherapy 1 (range 0-23) 1 (range 0-6) TURBT 4 (range 0-28) 4 (range 0-10) For investor purposes only TURBT: transurethral resection of bladder tumor 36 Note: Data are as of May 29, 2019 data cut

Compelling Clinical Data Set Endpoint How Endpoint is Measured Results Complete Response Rate (CRR) • 40% CRR at 3 months Defined as the proportion of patients who show no evidence of high-risk Primary Endpoint • Lower bound of 95% CI rules out clinically unmeaningful CRR disease, or disease progression (e.g., T2 or more advanced disease). CIS patients • Higher complete response rate in patients receiving less BCG Duration of Response (DoR) • 52% duration of 9 months (12 months of therapy) Primary Endpoint Defined as the time from complete response to treatment failure. • 39% duration of 15 months or greater (18 months of therapy) CIS patients • The longer the CR, the higher the probability of remaining disease-free Time to Disease Recurrence • Median time to recurrence is 402 days Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 50% probability of remaining recurrence-free for 12 months failure. Papillary patients • 37% probability of remaining recurrence-free for 24 months or greater • 76% of patients are cystectomy-free for 3 years Time to Cystectomy (TtC) Defined as the time from the date of first dose of study treatment to surgical • Responders have an 88% probability of remaining cystectomy-free at 3 years Secondary Endpoint bladder removal. • Average responder remains cystectomy-free for 1,035 days vs 631 days for All Cohorts non-responders Progression-Free Survival (PFS) • 96% of patients are progression-free at 12 months Defined as the time from the date of first dose of study treatment to disease Secondary Endpoint • 90% of patients are progression-free for 24 months or greater progression (e.g. T2 or more advanced disease) or death as a first event. All Cohorts • Median PFS has not been reached Event-Free Survival (EFS) • 29% of patients are event-free at 12 months Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 22% of patients remain event-free at 18 months failure or death as a first event. All Cohorts • 21% of patients remain event-free for 24 months or greater Overall Survival (OS) • Overall survival is 98% at 12 months Defined as the time from the date of first dose of study treatment to death Secondary Endpoint • Overall survival is 96% for 24 months or greater from any cause. All Cohorts • Median OS has not been reached Safety • 2% treatment-related SAEs Secondary Endpoint Full review of all safety data from Phase III • 4% treatment-related Grade 3-5 AEs All Cohorts • Increased dosing in Phase III did not increase severity of AEs Tolerability • AEs generally low grade Secondary Endpoint Full review of all tolerability data from Phase III • Low rate of discontinuations for AEs AllFor Cohorts investor purposes only • No age-related increase in AEs 37

Phase III Trial: Evaluable Patient Data Tables by Cohort for Carcinoma in situ Cohort 1 (n=82) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=82 39% (28%-50%) 6-months n=82 26% (17%-36%) 9-months n=82 20% (12%-30%) 12-months n=82 17% (10%-27%) Cohort 2 (n=7) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=7 57% (18%-90%) 6-months n=7 57% (18%-90%) 9-months n=7 43% (10%-82%) 12-months n=7 14% (0%-58%) For investor purposes only Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase 38 Note: Data are as of May 29, 2019 data cut

Complete and Partial Response: In our Phase II clinical trial, 83% of patients had a complete or partial response


Start of Treatment with Vicinium

3-Month Response

- 40% of patients had a complete response
- 43% of patients had a partial response
- 17% of patients had no response

*Note: Data are from Phase II clinical trial, n=45 (40% of patient had a complete response at 3 months; 60% of patients did not have a complete response and, of those, 71% of patients had a partial response). Partial response, as measured by bladder mapping, is defined by non-complete response patients who had either a reduction in tumor size or did not experience an increase in bladder area affected. Bladder mapping was not done as part of the Phase III trial, therefore partial response data are not available.

For investor purposes only

39

Duration of Response: 52% of CIS patients who had a complete response at 3 months remained disease-free for a total of 12 months after starting treatment Median Duration of Response is 287 days (95% CI, 154-NE* days) (9.4 months)** 100 KM Estimate 80 X Censored 95% CI 60 52% 39% 40 % of Patients with Complete Response Complete with Patients of % 20 0 3 6 9 12 15 18 21 At time of first CR (90 days) Time after first CR (months) KM Evaluable 36 35 21 16 13 10 6 4 Patients: Duration of response: defined as the time of complete response to treatment failure. *Not Estimable, the upper bound for the 95% confidence interval has not reached the median. For investor purposes only **Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Median duration of response for the primary endpoint, Cohort 1 (n=86) is 273 days (95% 40 CI=122-NE), and duration of response for Cohort 2 (n=7) is 290 days (95% CI=167-NE), based on the Kaplan-Meier method.

Duration of Response: The longer you have a complete response, the higher the probability of remaining cancer-free Probability of Maintaining Complete Response (CR) for at Each time point a CR is confirmed, the probability of Least One Additional Year* maintaining a CR increases 11/14 responders at CR at 74% 12 months are still 12 months active on trial or remained CRs at 2 years CR at 9 months 61% End of trial CR at 6 months 56% Individual CIS patients CIS Individual CR at 3 months 42% Patients still on treatment (n=7) Patients with CR at 2 Day 0 17% years of treatment (n=5) 0% 20% 40% 60% 80% 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) Probability of CR for Additional 12 months (90 days) Duration of response: defined as the time from complete response to treatment failure. For investor purposes only *Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. 41

Duration of Response: Vicinium is generally more efficacious in CIS patients treated with less BCG The BCG shortage may cause a new normal wherein patients receive less BCG 100 Legend: 7-9 BCG instillations •%&*LQVWLOODWLRQV 80 X Censored 60 Median 40 20 % of Patients with Complete Response 0 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) (90 days) KM Evaluable Patients 7 – 9 BCG Instillations: 7 7 5 4 4 2 2 2 KM Evaluable Patients •%&*,QVWLOODWLRQV 29 28 15 13 9 842 Duration of response: defined as the time of complete response to treatment failure. For investor purposes only *Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. 42

Time to Disease Recurrence: For high-risk papillary patients who were treated with Vicinium, 50% are disease-free at 1 year Median time to recurrence is 402 days per Kaplan-Meier estimate (13.2 months) 100 Legend: 80 KM Estimate X Censored 95% CI 60 50% 40 37% % of Patients Recurrence-Free 20 0 0 3 6 9 12 15 18 21 24 Time on treatment (months) KM Evaluable 40 27 23 18 16 12 10 8 4 Patients: 2018 FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint. Time to disease recurrence: defined as the time from the date of the first dose of study treatment to treatment failure. For investor purposes only Median time to disease recurrence 95% confidence intervals are 170 – Not estimable (NE) days. Not estimable means the upper bound for the 95% confidence interval has not 43 reached the median. Note: Data reflect results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

Recurrence-free Rate: 42% of high-risk papillary patients remain disease- free after one year Recurrence-free Rate (Papillary patients) Time Point Evaluable Patients RF Rate (95% Confidence Interval) 3-months n=38 71% (54%-85%) 6-months n=38 58% (41%-74%) 9-months n=38 45% (29%-62%) 12-months n=38 42% (26%-59%) Recurrence-free rate: defined as the percentage of patients that are recurrence-free at the given assessment time point. For investor purposes only Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase 44 Note: Data are as of May 29, 2019 data cut

Time to Cystectomy: 76% of patients remain cystectomy-free for at least 3 years No patient on treatment progressed to metastatic disease 100 80 60 Median 40 Legend: KM Estimate 20 X Censored % of Patients % of Patients Cystectomy-Free 95% CI 0 0 3 6 9 12 15 18 21 24 27 30 33 Time on treatment (months) KM Evaluable 133 127 113 100 86 60 49 37 29 15 10 5 Patients: 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data reflected consist of patients from all cohorts 1, 2 & 3 (n=133). Note: Average time to cystectomy from transurethral resection of bladder tumor (TURBT) for NMIBC patients with high-risk papillary disease in Europe is ~105 days (National Institute of Health, Timing of radical cystectomy in Central Europe - multicenter study on factors influencing the time from diagnosis to radical treatment of bladder cancer patients, Poletajew S, et al., 2015.) Additional FDA guidance states that although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider For investor purposes only preferences can confound the interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, 45 which may provide supportive evidence of effectiveness.

Time to Cystectomy: Responders have an 88% probability of remaining cystectomy-free 3 years after starting treatment The average responder remains cystectomy-free for 1,035 days vs 631 days for non-responders 100 Statistically significant difference for 80 responders vs. non-responders: p = < 0.001 60 Median Legend: 40 Responders Non-responders % of Patients % of Patients Cystectomy-Free 20 X Censored 0 0 3 6 9 12 15 18 21 24 27 30 33 36 Time on treatment (months) KM Evaluable 63 63 63 58 52 39 34 27 23 13 9 4 2 Responder Patients: KM Evaluable Non- 70 64 50 42 34 21 15 10 6 2 0 0 0 responder Patients: For investor purposes only Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data consist of patients from all cohorts (n=133). 46

Safety and Tolerability: Our Phase II and Phase III clinical trials are highly consistent for safety and tolerability

Increased dosing and duration of exposure does not appear to lead to an increase in incidence or severity of AEs

Treatment-related serious adverse events reported:

- Phase II Clinical Trial: 6 SAEs reported, none determined to be related to treatment by the investigator.
- Phase III Clinical Trial: 3 patients reported 4 events including grade 4 cholestatic hepatitis, grade 5 renal failure[1], grade 3 acute kidney injury[2], and grade 2 pyrexia.

Category	Phase II Patients (%)	Phase III Patients (%)
Any AE	43 (94%)	117 (88%)
Grade 3-5 AEs	9 (20%)	29 (22%)
Treatment-related AEs	30 (65%)	66 (50%)
Treatment-related Grade 3-5 AEs	3 (7%)	5 (4%)
Any SAE	6 (13%)	19 (14%)
Treatment-related SAEs	0 (0%)	3 (2%)
Discontinuations due to AEs	0 (0%)	4 (3%)

Vicinium Treatment Exposure:

Average Instillations per Patient	12	27
Average Duration of Exposure (days)	189	240

[1]90-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in June 2016. Case reported to DSMB, FDA and Health Canada. [2]74-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended to enhance monitoring, and educated investigators. No new serious related renal events since.

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47

Safety and Tolerability: No age-related increase in adverse events in our Phase III trial The average patient in the VISTA trial was ~74 years old Adverse Events 10 9.0 Treatment-related Adverse Events 7.9 8 7.5 6 4 3.0 Mean AEs/patient Mean 2.1 2 1.6 0 54-69 70-79 80+ (n=40) (n=57) (n=36) Age (years) For investor purposes only Note: Data consist of patients from all cohorts 1, 2 & 3 (n=133). 48 Mean AEs for all patients: 8.1 (range 0-54), Mean treatment-related AEs for all patients: 2.2 (range 0-51).

Pipeline of Targeted Therapies

sesen bio

We believe there is strong scientific rationale for Vicinium in combination with checkpoint inhibitors. Vicinium in combination with AstraZeneca's anti-PD-L1, Imfinzi (durvalumab), is being evaluated in a Phase 1 study run by the National Cancer Institute.

PRODUCT CANDIDATE	PAYLOAD	INDICATION	PRECLINICAL	Ph I	Ph II	Ph III	BLA
Locally administered TPTs							
Vicinium	**ETA**	BCG-unresponsive high-risk NMIBC	Submission Initiated				
Vicinium	**ETA**	SCCHN	Complete				
Locally administered TPT + Systemic Checkpoint Inhibitor							
Vicinium + Durvalumab	**ETA & IO**	BCG-unresponsive high-risk NMIBC	Ongoing				
Vicinium (Combination with checkpoint inhibitor)	**ETA & IO**	SCCHN	Anticipated				

We have deferred further development of Vicinium for the treatment of SCCHN and VB6-845d in order to focus our efforts and our resources on our ongoing development of Vicinium for the treatment of high-risk NMIBC. We are also exploring collaborations for Vicinium for the treatment of SCCHN, and VB6-845d.

ETA, exotoxin A; IO, immuno-oncology agent

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49

Appendix Commercial Opportunity For investor purposes only 50

Virtuous Cycle: High possibility that all three key segments are advocates & take action Physicians (Ancillary HCPs) Patients Payers (Caregivers/ Encourage use of Vicinium before RC (Private/ families) public) Advocate for product reimbursement Sources: Sesen Bio internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Sesen Bio Qualitative Market Research Urologist/KOL For investor purposes only IDIs February 2019, n=11. Sesen Bio Qualitative Market Research Urologist IDIs June 2019, n=30. 51 Note: RC= Radical Cystectomy

Large Global Commercial Opportunity Substantial US opportunity and OUS potential of 2-3 times the US • We have CMO partners capable of reliably meeting that demand Anticipated virtuous cycle of advocacy across physicians, patients/caregivers, and payers to drive rapid uptake and strong growth after approval and launch Compelling intent to prescribe research Highly concentrated market of ~1,500 Urologists treating ~75% of BCG patients allows for efficient targeting • Estimated 40-50 sales representatives required • Allows for efficient digital/social strategies to activate patients/caregivers ForFor inveinvestors purposes only Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30. 52

Vicinium has the Potential to Provide Continuity of Care for Patients with NMIBC Checkpoint Treatment Protocol BCG Vicinium Inhibitors Treatment at Urology office X Directed by Urologist X Administration by Urology nurse X Bladder infusion via urinary catheter X 2-hour infusion, hold, and rotation X For investor purposes only Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30. 53

Addressable Market (US)


Annual Volume
~80K[1]
Patients diagnosed with bladder cancer
Patients diagnosed with NMIBC
Patients with high-risk NMIBC:
Papillary: ~80%[2]
CIS: ~20%[2]
Patients where BCG has failed or disease recurred
Patients with access to branded treatment
Patients treated with Vicinium in Year 1
Patients treated with Vicinium in Year 2
~75% - 85% of bladder cancer diagnoses are NMIBC[2]
~40% - 50% of NMIBCs are high-risk[3]
~50% - 90% of BCG treatments fail or disease recurs[4]
~75% - 90% have access to branded treatment[5]
~45% - 85% of patients would be treated with Vicinium[6]
Average patient receives ~28 doses of Vicinium in Year 1[7]
Average patient receives ~8 doses of Vicinium in year 2[7]

Sources: [1]National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019. [2]Anastasiadis et al. Therapeutic Advances in Urology, 2012. [3]Aldousari, S. et al (2010). Update on the management of non-muscle invasive bladder cancer. *Can Urol Assoc J*, 4(1), 56-64. [4]Memorial Sloan Kettering Cancer Center. *Bladder Cancer Management After BCG Failure*. 2014. [5]ClearView Analysis March 2019. [6] Emerging Treatment IDIs with High BCG-Treating UROs, 1Q 2020, N=34. [7]Phase III trial data as of May 29, 2019 data cut.

For investor purposes only 54

We estimate the OUS opportunity for Vicinium is 2-3 times larger than the US

Geography	Est. Incidence Relative to U.S.[1]	Est. Price Relative to U.S.[2]
EU5	1.2 – 1.4	0.50 – 0.71
Japan	0.4 – 0.6	0.60 – 0.70
Rest of Europe (Not including EU5)	1.0 – 1.2	0.60 – 1.10
North America (Not including U.S.)	0.1 – 0.3	0.55 – 0.70
South America	0.2 – 0.4	0.50 – 1.00
Asia (Not including Japan)	1.6 – 1.8	0.40 – 0.60
Africa	0.3 – 0.5	~0.75[3]
Middle East	0.2 – 0.4	1.10 – 1.20
Oceania	0.05 – 0.2	0.55 – 0.70

Sources: Ferlay. Intern. J. Canc. 2015; UN World Population Reports; SEER; GLOBOCAN; RedBook; Lauertaxe; Ameli; NICE; Vademecum; AIFA; NHI; CADTH; ANVISA; CBiP; Danish Medicines Agency; The Pharmaceutical Benefits Scheme; Saudi Food & Drug Authority; South African Medicine Price Registry; FiercePharma; ClearView Analysis. [1]Relative incidence is calculated from total bladder cancer, and does not account for differences in the distribution of patients between NMIBC and MIBC. [2]Pricing multiplier is based on publicly available pricing information; averaged based on ex-manufacturer price of Keytruda and Opdivo, and is likely to vary greatly for each pharmaceutical, and across different countries within each region. [3]South Africa price multiplier was based on Keytruda only, as Opdivo has not yet been priced.

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55

Appendix Manufacturing & Supply Chain For investor purposes only 56

Reliable and Inexpensive Manufacturing Process Vicinium is manufactured using a robust, industry-standard microbial expression system The manufacturing process is highly reliable, reducing the risk of supply shortages The manufacturing process is inexpensive, leading to a relatively low cost-of-goods For manufacturing, we have partnered with Fujifilm and Baxter, both world-class contract manufacturers For investor purposes only 57

Reliable and Inexpensive Manufacturing Process



2000 L *E. coli* Production Bioreactor
Cell Bank
Shake flask
Centrifugation
(bulk solids removal)
Clarification
(MF for fine solids removal and UF/DF for buffer exchange)
5 Column Purification
1: Q-Sepharose FF
2: Ni^{2+} IMAC
3: Q-Sepharose HP
4: CHT
5: Q-Sepharose HP
(Crude capture)
(Affinity capture, LMW impurities)
(HMW aggregates removal)
(HCP removal)
(Concentration step)
BDS Formulation
(UF/DF for buffer exchange)
DP Fill Finish
(7 mL @ 5mg/mL)

MF, microfiltration; UF, ultrafiltration; DF, diafiltration; FF, Fast-flow; IMAC, immobilized metal affinity chromatography; HP, High-performance; CHT, ceramic hydroxyapatite; BDS, bulk drug substance; DP, drug product; LMW, low molecular weight; HMW, high molecular weight; HCP, host-cell protein.
Source: Arjune Premsukh, Joelle Lavoie JM, Jeannick Cizeau, Joycelyn Entwistle, Glen MacDonald. Protein Expression Purification. 2011 Jul;78(1):27-37.

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We have Experienced Partners for the Global Manufacturing and Supply of Vicinium ¾ Licensed for commercial production of 8 approved products ¾ 25+ years developing and manufacturing biologics ¾ 310+ protein-based therapeutics in development and/or manufacturing ¾ Proven track record with FDA and worldwide regulatory agencies Baxter’s BioPharma Solutions Business: ¾ 160 clinical and commercial programs ¾ 60+ years of experience in manufacturing of oncology products ¾ ISPE 2016 Facility of the Year Award at site of Vicinium manufacture ¾ Proven track record with FDA and worldwide regulatory agencies For investor purposes only 59

Vicinium Commercial Manufacturing Strategy Clinical Supply Commercial Supply Drug Substance Sesen Fuji (CMO) Drug Product Sesen Baxter (CMO) The analytical comparability plan is comprised of 4 key elements: 1. Analytical Release Testing • Assesses the purity, biological activity and general characteristics of the protein (e.g. purity by HPLC, endotoxin content) 2. Biophysical Characterization • Assesses the structural characteristics of the protein (e.g. Peptide Mapping, Differential Scanning Calorimetry) 3. Forced Degradation Studies • Assesses the degradation pathway of the protein when exposed to stress conditions (e.g. purity by HPLC after temperature extremes) 4. Stability Studies • Assesses the stability of the protein under long-term storage conditions (e.g. purity by HPLC after storage at -20°) For investor purposes only 60

Appendix Intellectual Property For investor purposes only 61

Vicinium Patent Life Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (April 2020 - July 2020) US: 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (April 2024 - Jun 2025) Potential for 12 years of biologics marketing exclusivity from date (TBD) of first approval* Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric would expire in 2036 or later. Immunoglobulins (Apr 2020) OUS: 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Apr 2024) For investor purposes only Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. 62 *Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k))